SIXTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 26th day of June, 1998 by and among ARGUSS HOLDINGS, INC., a Delaware corporation ("Arguss"), WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a Delaware corporation ("White Mountain"), CONCEPTRONIC, INC., a Delaware corporation ("Conceptronic"; together with Arguss and White Mountain, the "Borrowers" and each a "Borrower") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

         A. _______ The Lender has made certain loans available to the Borrowers, which Loans are governed by that certain Financing and Security Agreement by and among the Borrowers and the Lender dated September 11, 1997, which Financing and Security Agreement has been amended by (i) that certain
First Amendment to Financing and Security Agreement dated October 6, 1997, by and among the Borrowers and the Lender, (ii) by that certain Second Amendment to Financing and Security Agreement dated as of January 2, 1998 by and among the Borrowers and the Lender, (iii) by that certain Third Amendment to Financing and Security Agreement dated as of May __, 1998 by and among the Borrowers and the Lender, (iv) by that certain Fourth Amendment to Financing and Security Agreement dated as of May __, 1998 by and among the Borrowers and the Lender and
(v) by that certain Fifth Amendment to Financing and Security Agreement dated as of May 31, 1998


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by and among the Borrower and the Lender (the Financing and Security  Agreement,
as amended from time to time is hereinafter called, the "Financing Agreement").

         B. _______ All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         C. _______ The Borrowers have requested that the Lender (i) increase the maximum principal amount of the Facility 3 Loan, (ii) extend the maturity of the Facility 4, and (iii) make a line of credit for term loans ("Facility 8 Loan") to the White Mountain Borrowers to be asked to finance capital expenditures in the maximum principal amount of Seven Million Dollars ($7,000,000) and the Lender has agreed, on the condition, among others, that this Agreement be executed and delivered by the Borrowers.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. _______ RECITALS. The parties hereto acknowledge and agree that the above Recitals are true and correct in all respect and that the same are incorporated herein and made a part hereof by reference.

         2. _______ DEFINED TERMS. From and after the effective date hereof, the definitions of "Eligible Receivable", "Eligible Receivables", "Facility 4 Loan Borrowing Base", "Loan", "Loans", "Note" and "Notes" set forth in Section 1.01 of the Financing Agreement are hereby amended and restated in their entirety as follows:

                  "Eligible Receivable" means an Eligible Conceptronic Receivable or Eligible White Mountain Receivable, as the case may be, and "Eligible Receivables" mean collectively, the Eligible Conceptronic Receivables and the Eligible White Mountain Receivables.


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                  "Facility 4 Loan  Borrowing  Base" means the sum of (a) eighty percent (80%) of the book value of Eligible Conceptronic Receivables (the "Conceptronic Receivable Borrowing Base") and (b) thirty five percent (35%) of the book value of Eligible Inventory, which shall not exceed at any time the Conceptronic Receivable Borrowing Base.

                  "Loan" means a Facility 1 Loan, a Facility 2 Loan, any Facility 2 Term Loan, a Facility 3 Loan, a Facility 4 Loan, a Facility 5 Loan, a Facility 6 Loan, a Facility 7 Loan, a Facility 8 Loan, or any Facility 8 Term Loan, as the case may be, and "Loans" mean the Facility 1 Loan, the Facility 2 Loan, each Facility 2 Term Loan, the Facility 3 Loan, the Facility 4 Loan, the Facility 5 Loan, the Facility 6 Loan, the Facility 7 Loan, the Facility 8 Loan and any Facility 8 Term Loan.

                  "Note" means the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note or each Facility 8 Term Note, as the case may be, and "Notes" mean collectively the Facility 1 Note, the Facility 2 Note, each Facility 2 Term Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, each Facility 8 Term Note, and any other promissory note which may from time to time evidence the Obligations.

From and after the effective date hereof, the following definitions are added to the Financing Agreement:

                  "Eligible Conceptronic Receivable" and "Eligible Conceptronic Receivables" mean, at any time of determination thereof, each of Conceptronic's Accounts which conform and continue to conform to the following criteria to the satisfaction of the Lender (the "Conceptronic Eligibility Standards"): (a) the Account arose from a bona fide outright sale or lease of goods by Conceptronic, or from services performed by Conceptronic and (i) such goods have been delivered to the appropriate Account Debtors or their respective designees, Conceptronic has in its possession shipping and delivery receipts evidencing such shipment and delivery, no return, rejection or repossession has occurred, and such goods have been finally accepted by the Account Debtor, or (ii) such services have been satisfactorily completed and the billings are permissible under the specific Account; (b) the Account is based upon an enforceable order or contract, written or oral, for goods delivered or for services performed, and the same were shipped, held, or performed in accordance with such order or contract;
         (c) the title of Conceptronic to the Account and, except as to the Account Debtor and any creditor which finances the Account Debtor's purchase of such goods, to any goods is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens created by the Account Debtors in connection with their interests in the goods, and Conceptronic otherwise has the full and unqualified right and power to assign and grant a security interest in it to the Lender as security and collateral for the payment of the Obligations; (d) the amount shown on the books of Conceptronic and on


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         any invoice, certificate, schedule or statement delivered to the Lender is owing to Conceptronic and no partial payment has been received unless reflected with that delivery; (e) the Account is not subject to any claim of reduction, counterclaim, set off, recoupment, or other defense in law or equity, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason; (f) the Account Debtor has not returned or refused to retain, or otherwise
         notified   Conceptronic   of  any   dispute   concerning,   or  claimed
         nonconformity of, any of the goods or services from the sale of which the Account arose; (g) the Account is not outstanding more than ninety
         (90) days from the date of the invoice therefor; (h) the Account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to Conceptronic to be non-Eligible Receivables;
         (i) the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by Conceptronic to the Lender of the Account arising with respect thereto; (j) the Account Debtor is not a Subsidiary or other Affiliate of Conceptronic; (k) the Account Debtor is not a Governmental Authority or agency, domestic or foreign; (l) the Account, is from a foreign Account Debtor from either a division of a multinational corporation approved by the Lender or from an overseas manufacturers representative; (m) Conceptronic is not indebted in any manner to the Account Debtor, with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Conceptronic in the ordinary course of its business, (n) no part of the Account represents an advance billing payment or a retainage which is payable beyond ninety (90) days, and (o) the Lender in the exercise of its sole and absolute discretion has not deemed the Account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether an Account is, or has ceased to be, an Eligible Conceptronic Receivable, the decision of the Lender in the exercise of its sole and absolute discretion shall control.

                  "Eligible White Mountain Receivable" and "Eligible White Mountain Receivables" mean, at any time of determination thereof, each of the White Mountain Borrowers' Accounts which conform and continue to conform to the following criteria to the satisfaction of the Lender (the "White Mountain Eligibility Standards"): (a) the Account arose from a bona fide outright sale or lease of goods by either of the White Mountain Borrowers, or from services performed by either of the White
         Mountain Borrowers, and (i) such goods have been delivered to the appropriate Account Debtors or their respective designees, the White Mountain Borrowers have in their possession shipping and delivery receipts evidencing such shipment and delivery, no return, rejection or repossession has occurred, and such goods have been finally accepted by the Account Debtor, or (ii) such services have been satisfactorily completed and the billings are permissible under the specific Account;
         (b) the Account is based upon an enforceable order or contract, written or oral, for goods delivered or for services performed, and the same were shipped, held, or performed in accordance with such order or contract; (c) the title of the White Mountain Borrowers to the Account and,


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         except as to the Account  Debtor and any  creditor  which  finances the
         Account Debtor's purchase of such goods, to any goods is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens created by the Account Debtors in connection with their interests in the goods, and the White Mountain Borrowers otherwise have the full and unqualified right and power to assign and grant a security interest in it to the Lender as security and collateral for the payment of the Obligations; (d) the amount shown on the books of the White Mountain Borrowers and on any invoice, certifi cate, schedule or statement delivered to the Lender is owing to the White Mountain Borrowers and no partial payment has been received unless reflected with that delivery; (e) the Account is not subject to any claim of reduction, counterclaim, set off, recoupment, or other defense in law or equity, or any claim for credits, allowances, or adjustments by the Account Debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason; (f) the Account Debtor has not returned or refused to retain, or otherwise notified the White Mountain Borrowers of any dispute concerning, or claimed nonconformity of, any of the goods or services from the sale of which the Account arose; (g) the Account is not outstanding more than ninety (90) days from the date of the invoice therefor; (h) the Account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to the White Mountain Borrowers to be non-Eligible Receivables; (i) the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the assignment by the White Mountain Borrowers to the Lender of the Account arising with respect thereto; (j) the Account Debtor is not a Subsidiary or other Affiliate of the White Mountain Borrowers; (k) the Account Debtor is not a Governmental Authority or agency, domestic or foreign; (l) the Account, is from a foreign Account Debtor from either a division of a multinational corporation approved by the Lender or from an overseas manufacturers representative; (m) the White Mountain Borrowers are not indebted in any manner to the Account Debtor, with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by the White Mountain Borrowers in the ordinary course of their business, (n) no part of the Account represents an advance billing payment or a retainage which is payable beyond ninety
         (90) days, and (o) the Lender in the exercise of its sole and absolute discretion has not deemed the Account ineligible because of uncertainty as to the creditworthiness of the Account Debtor or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether an Account is, or has ceased to be, an Eligible White Mountain Receivable, the decision of the Lender in the exercise of its sole and absolute discretion shall control.

                  "Facility 3 Borrowing Base" means eighty percent (80%) of the book value of Eligible White Mountain Receivables.

Except as modified hereby Section 1.01 shall remain unchanged.



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         3. _______  FACILITY 3 LOAN.  From and after the effective date hereof,
Section 2.03 of the Financing Agreement is amended and restated in its entirety as follows:

                  SECTION 2.03 THE FACILITY 3 LOAN. (a) The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount (the "Facility 3 Loan") of Fifteen Million and No/100 Dollars ($15,000,000.00) or the Facility 3 Borrowing Base (the "Facility 3 Loan Committed Amount").

                  (b) ______ If at any time the outstanding principal balance of the Facility 3 Loan exceeds the limitations provided in subsection (a) above, the White Mountain Borrowers jointly and severally promise to pay to the order of the Lender, on demand, the amount of the excess.

                  (c) ______ The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 3 Loan shall be evidenced by the White Mountain Borrowers' Facility 3 Note dated September 11, 1997, as increased, amended and restated in its entirety by that certain Amended and Restated Revolving Promissory Note dated October 6, 1997 from the White Mountain Borrowers in favor of the Lender, as further increased, amended and restated in its entirety by that certain Second Amended and Restated Revolving Promissory Note dated January 2, 1998 from the White Mountain Borrowers in favor of the Lender, as further amended and restated in its entirety by that certain Third Amended and Restated Revolving Promissory Note dated May___, 1998 from the White Mountain Borrowers in favor of the Lender in the maximum principal amount of Eight Million and No/100 Dollars ($8,000,000.00), and as further increased, amended and restated in its entirety by that certain Fourth Amendment and Restated Revolving Promissory Note dated as of June 26, 1998 from the White Mountain Borrowers in favor of the Lender in the maximum principal amount of Fifteen Million Dollars ($15,000,000) (the "Facility 3 Note") payable to the Lender in the form attached hereto as EXHIBIT A-4. The Facility 3 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 3 Note.

                  (d) ______ The White Mountain Borrowers may prepay the principal sum outstanding on the Facility 3 Loan only in accordance with the terms of the Facility 3 Note. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement.

                  (e) ______ The proceeds of the Facility 3 Loan shall be used by the White Mountain Borrowers for the purposes set forth in Recital A above, and, unless prior written consent of the Lender is obtained, for no other purpose.

                  (f) ______ The White Mountain Borrowers shall furnish to the Lender such schedules, certificates, lists, records, reports, information and documents as required by the Lender from time to time so that the Lender may, in its discretion, determine the Facility 3 Loan Borrowing Base.


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         4. _______  FACILITY 4 LOAN.  From and after the effective date hereof,
Section 2.04(c) of the Financing Agreement is amended and restated in its entirety as follows:

                   (c) The joint and several obligation of the Conceptronic Borrowers to repay the advances under the Facility 4 Loan shall be evidenced by the Conceptronic Borrowers' Facility 4 Revolving Promissory Note dated September 11, 1997, as amended and restated in its entirety by that certain Amended and Restated Revolving Promissory Note dated as of May 31, 1998 from the Conceptronic Borrowers in favor of the Lender, and as further amended and restated in its entirety by that certain Second Amended and Restated Revolving Promissory Note dated as of June 26, 1998 from the Conceptronic Borrowers in favor of the Lender (the "Facility 4 Note") in the form attached hereto as EXHIBIT A-5. The Facility 4 Note shall bear interest and shall be repaid by the Conceptronic Borrowers in the manner and at the times set forth in the Facility 4 Note.

         5. _______ FACILITY 8 LOAN. From and after the effective date hereof, the following Section is added immediately after Section 2.04.3 of the Financing Agreement, as Section 2.04.4 of the Financing Agreement:

                  SECTION 2.04.4 ____________ THE FACILITY 8 LOAN. (a) The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Seven Million and No/100 Dollars ($7,000,000.00) (the "Facility 8 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 8 Loan shall be evidenced by the White Mountain Borrowers' Facility 8 Note of even date herewith (the "Facility 8 Note") payable to the Lender in the form attached hereto as EXHIBIT A-9. Advances under the Facility 8 Loan shall be converted to one or more term loans (the "Facility 8 Term Loans" and each a "Facility 8 Term Loan") at the times and in such amounts as required pursuant to the terms of this Agreement. At the time of each conversion of principal outstanding under the Facility 8 Loan to a Facility 8 Term Loan (each such date being called a "Conversion Date"), the White Mountain Borrowers shall execute and deliver to the Lender a Facility 8 Term Note (each a "Facility 8 Term Note" and collectively, the "Facility 8 Term Notes") payable to the Lender in the form attached hereto as EXHIBIT A-10. The White Mountain Borrowers agree that the outstanding principal amount under the Facility 8 Note shall be converted into one (1) or more fully amortizing term loans on the earlier of (i) the date on which the outstanding balance thereof exceeds Two Million Dollars ($2,000,000), or (ii) the date which is six
         (6) months from the date of the execution and delivery of the Facility 8 Note or the immediately preceding Conversion Date. The Facility 8 Note and each Facility 8 Term Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 8 Note and each Facility 8 Term Note, as the case may be.


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                  (b)  ______  The  White  Mountain  Borrowers  may  prepay  the principal sum outstanding on the Facility 8 Loan only in accordance with the terms of the Facility 8 Note and each Facility 8 Term Note. Sums borrowed and repaid may be readvanced under the Facility 8 Note, subject to the terms and conditions of this Agreement.

                  (c) ______ The proceeds of the Facility 8 Loan shall be used by the White Mountain Borrowers for the purposes of purchasing equipment, and, unless prior written consent of the Lender is obtained, for no other purpose.

         6. _______ COMPLIANCE WITH ELIGIBILITY STANDARDS. From and after the effective date hereof, Section 5.02 of the Financing Agreement is amended and restated in its entirety as follows:

                  SECTION 5.02 COMPLIANCE WITH ELIGIBILITY STANDARDS. Unless the Lender is advised by the Borrowers in writing to the contrary, each Account and each lease described in any schedule, certificate, record and data furnished to the Lender for purposes of calculating the Facility 3 Borrowing Base and/or the Facility 4 Borrowing Base will at all times meet and comply with the eligibility requirements set forth in this Agreement.

         7. FINANCIAL REPORTING. From and after the effective date hereof, the following provision is added to Section 7.01 of the Financing Agreement, immediately after subsection (g) as Section 7.01(h):

                  (h) White Mountain Borrowing Base Reports. As soon as available but in no event more than forty-five (45) days after the end of each calendar month, the White Mountain Borrowers shall deliver to the Lender a fully completed certificate signed by a principal financial officer of each of the White Mountain Borrowers (each a "White Mountain Borrowing Base Certificate" and collectively, the "White Mountain Borrowing Base Certificates") as of such date in the form of EXHIBIT F attached hereto. Each White Mountain Borrowing Base Certificate shall be effective only as accepted by the Lender (and with such revisions, if any, as the Lender may require as a condition to such acceptance), such acceptance to be presumed unless the Lender otherwise notifies the White Mountain Borrowers within five (5) Banking Days after receipt of such White Mountain Borrowing Base Certificate.

         8. _______ FUNDED SENIOR DEBT TO EBIDTA. From and after the effective date hereof, Section 7.02(b) of the Financing Agreement is amended and restated in its entirety as follows:


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



                   (b) FUNDED SENIOR DEBT TO EBIDTA. Maintain, tested as of the last day of each of Arguss' fiscal months for the twelve (12) month period ending on that date, a ratio of Funded Senior Debt to EBIDTA of not greater than 2.5 to 1.0.

         9. _______ FEES. In consideration of the Lender's agreement to make the Facility 8 Loan and increase the Facility 3 Loan pursuant to this Agreement, the Borrowers shall pay the Lender on the date hereof the following fees (the "Additional Fees"):

                  (a) A fee in the amount of one half of one percent (1/2%) of the Facility 8 Loan; and

                  (b) ______ A fee in the amount of one quarter of one percent (1/4%) of the increase in amount of the Facility 3 Loan. The Additional Fees are considered earned when paid and are not refundable.

         10. ______ REPLACEMENT NOTES. EXHIBIT A-4 and EXHIBIT A-5 to the Financing Agreement is being replaced in its entirety with EXHIBIT A-4 and EXHIBIT A-5 attached hereto. The White Mountain Borrowers shall execute and deliver to the Lender on the date hereof their Fourth Amended and Restated Revolving Promissory Note in the form of EXHIBIT A-4 attached hereto and incorporated herein by reference (the "Replacement Facility 3 Note") in substitution for and not satisfaction of, the issued and outstanding Facility 3 Note. The Replacement Facility 3 Note shall be the "Facility 3 Note" for all purposes of the Financing Documents. The Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the White Mountain Borrowers promptly after the execution and delivery of the Replacement Facility 3 Note to the Lender. The Conceptronic Borrowers shall execute and deliver to the Lender on the date hereof their Second Amended and Restated Revolving Promissory Note in the form of EXHIBIT A-5 attached hereto and incorporated herein by reference (the "Replacement Facility 4 Note") in


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



substitution for and not satisfaction of, the issued and outstanding Facility 4 Note. The Replacement Facility 4 Note shall be the "Facility 4 Note" for all purposes of the Financing Documents. The Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Conceptronic Borrowers promptly after the execution and delivery of the Replacement Facility 4 Note to the Lender.

         11. YEAR 2000 COMPLIANCE. The Borrowers each represent and warrant to the Lender that:

                  (a) Each Borrower has (i) begun analyzing the operations of such Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Each Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of such Borrower.

                  (b) ______ Each Borrower reasonably believes any suppliers and vendors that are material to the operations of any Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of any Borrower.

                  (c) ______ Each Borrower will promptly notify the Lender in the event any Borrower determines that any computer application which is material to the operations of any Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of any Borrower.

         12. ______ CONDITIONS PRECEDENT. This Agreement shall become effective on the date the Lender receives the following document, which shall be satisfactory in form and substance to the Lender:

                  (a) The Replacement Facility 3 Note issued and delivered by the White Mountain Borrowers;

                  (b)  ______  The  Replacement   Facility  4  Note  issued  and
delivered by the Conceptronic Borrowers;

                  (c) ______ The Facility 8 Note issued and delivered by the White Mountain Borrowers; (d) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.

         13. ______ EVENTS OF DEFAULT. In addition to the Events of Default enumerated in the Notes, the Financing Agreement and/or any of the other
Financing Documents, the occurrence of any of the following events shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Notes and the Financing Agreement, as well as all other rights and remedies provided to the Lender under the terms of any of the other Financing Documents as a result of the occurrence of the same:

                  (a) Any Borrower shall fail to comply with the terms of any covenant or agreement contained herein; or

                  (b)  ______  Any   information   contained  in  any  financial
statement, schedule, report or any other document heretofore or hereafter delivered by any Borrower or any other party or parties to the Lender in connection with the Loans proves at any time to be not in all respects true and accurate, or any of the Borrowers, or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained herein, in any of the Financing Documents, or in any other document, certificate or opinion heretofore or hereafter delivered to the Lender in connection with the Loans, proves at any time to be incorrect or misleading in any material respect.

         14. ______ COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         15. ______ FINANCING DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         16. ______ ACKNOWLEDGMENTS. The Borrowers hereby confirm to the Lender the enforceability and validity of each of the Financing Documents. In addition, the Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. The Borrowers issue, remake, ratify and confirm the representations, warranties and covenants contained in the Financing Documents. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Financing Documents as of the date hereof.

         17. ______ MODIFICATIONS. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by the duly authorized representatives as of the date and year first written above.

WITNESS/ATTEST:                        ARGUSS HOLDINGS, INC.

__________________________             By:_____________________________(SEAL)
                                            Arthur F. Trudel
                                            Chief Financial Officer


WITNESS/ATTEST:                        WHITE MOUNTAIN CABLE
                                       CONSTRUCTION  CORP.


__________________________             By:_____________________________(SEAL)
                                            Arthur F. Trudel
                                            Vice President

WITNESS/ATTEST:                        CONCEPTRONIC, INC.


__________________________             By:_____________________________(SEAL)
                                            Arthur F. Trudel
                                            Vice President

WITNESS:                               NATIONSBANK, N.A.


__________________________             By:_____________________________(SEAL)
                                            Maria Manos
                                            Vice President

                                                                     EXHIBIT A-5
                           SECOND AMENDED AND RESTATED
                            REVOLVING PROMISSORY NOTE

$1,500,000.00                                                Rockville, Maryland
                                                                   June 26, 1998

         FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware and CONCEPTRONIC, INC., a corporation organized under the laws of the State of Delaware (collectively, the "Borrowers" and each a "Borrower"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. _______ INTEREST. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the fluctuating prime rate of interest established and declared by the Lender from time to time (the "Prime Rate"). The Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to borrowers. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         2. _______ PAYMENTS AND MATURITY. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be due and payable as follows:

                  (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing June 30, 1998, and on the last day of each month thereafter to maturity; and (b) Unless sooner paid, the unpaid Principal Sum, together with all accrued and unpaid interest thereon shall be due and payable in full on May 31, 1999.

         The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         3. _______ DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

         4. _______ LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         5. _______ APPLICATION AND PLACE OF PAYMENTS. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Bethesda, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrowers' Account Number ______________ on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrowers from their joint and several obligation to make such payment when it is due.

         6. _______ FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is the "Facility 4 Note" described in a Financing and Security Agreement dated as of September 11, 1997 by and among the Borrowers, Mountain Cable Construction Corp. ("Mountain Cable") and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). ____ This Note amends and restates in its entirety that certain Amended and Restated Revolving Promissory Note effective as of May 31, 1998 from the Borrowers in favor of the Lender, in the maximum principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "Restated Note"). It is expressly agreed that the indebtedness evidenced by the Restated Note has not been extinguished or discharged by this Note. The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Facility 1 Note, the Facility 2 Note, the Facility 2 Term Notes, the Facility 3 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7, the Facility 8 Note, the Facility 8 Term Notes, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers, Mountain Cable and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note, the Facility 1 Note, the Facility 2 Note, the Facility 2 Term Notes, the Facility 3 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, the Facility 8 Term Notes, and/or the Financing Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         7.  SECURITY.  This  Note  is  secured  as  provided  in the  Financing
Agreement.

         8. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

                  (a) ______ The failure of the Borrowers to pay to the Lender when due any after all applicable grace periods, if any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

                  (b) ______ The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

         9. _______ REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

         Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

         Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

         10. ______ EXPENSES. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

         11. ______ NOTICES. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.01 of the Financing Agreement.

         12. ______ MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         13. ______ PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         14. ______ CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         15. ______ APPLICABLE LAW. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

         16.      ARBITRATION.  ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG

THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AGREEMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE
ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60)

DAYS.

                  (B) ______ RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK:
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI SIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         17. ______ CONSENT TO JURISDICTION. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

         18. ______ WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR EITHER OF THEM, AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO
(A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED

OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:                             ARGUSS HOLDINGS, INC.


______________________________              By:__________________________(SEAL)
                                                  Arthur F. Trudel
                                                  Chief Financial Officer

WITNESS/ATTEST:                             CONCEPTRONIC, INC.


______________________________              By:__________________________(SEAL)
                                                  Arthur F. Trudel
                                                  Vice President

                                                                     EXHIBIT A-4
                           FOURTH AMENDED AND RESTATED
                            REVOLVING PROMISSORY NOTE
                                  (Facility 3)

$15,000,000.00                                               Rockville, Maryland
                                                                   June 26, 1998

         FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. a corporation organized under the laws of the State of Delaware ("Arguss") and WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized under the laws of the State of Delaware ("White Mountain"; collectively, the "Borrowers" and each a "Borrower"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"), the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced and readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. _______ INTEREST. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, all amounts outstanding hereunder shall bear interest at the LIBOR Rate (as hereinafter defined), plus one hundred and sixty five basis points (1.65%) rounded upwards to the nearest basis point. For purposes hereof, the "LIBOR Rate" shall mean a fluctuating rate equal to the daily London Interbank Offered Rate for thirty (30) day U.S. Dollar deposits as quoted by the Lender as of 11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time (the "LIBOR Rate"). The interest rate on all sums accruing interest at the LIBOR Rate under this Note shall change on the first day of each month, based on the LIBOR Rate as in effect on the last day of the immediately preceding month. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         2. _______ PAYMENTS AND MATURITY. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be due and payable as follows:

                  (a) ______ Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing June 30, 1998, and on the last day of each month thereafter to maturity; and

                  (b) ______ Unless sooner paid, the unpaid Principal Sum, together with all accrued and unpaid interest thereon shall be due and payable in full on May 31, 1999.

         The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         3. _______ DEFAULT INTEREST. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

         4. _______ LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         5. _______ APPLICATION AND PLACE OF PAYMENTS. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Bethesda, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrowers' Account Number 3916344857 on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrowers from their joint and several obligation to make such payment when it is due.

         6. ________ PREPAYMENT. The Borrowers may prepay the Principal Sum in whole or in part, at any time or from time to time, without premium or penalty. Any prepayment, in whole or in part, will not affect the Borrowers' joint and several obligation to continue making payment in connection with any swap agreement (as defined in 11 U.S.C. 101), which will remain in full force and effect notwithstanding that prepayment.

         7. _______ FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is the "Facility 3 Note" described in a Financing and Security Agreement dated September 11, 1997 by and among Arguss, White Mountain, Conceptronic, Inc. ("Conceptronic") and the Lender (the Financing and Security Agreement, as amended, modified, restated, substituted, extended and renewed at any time and from time to time, is hereinafter called the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. This Note increases, amends and restates in its entirety that certain Third Amended and Restated Revolving Promissory Note effective as of May 31, 1998 from the Borrowers in favor of the Lender, in the maximum principal amount of Eight Million and No/100 Dollars ($8,000,000.00) (the "Original Note"). ____ It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Facility 1 Note, the Facility 2 Note, the Facility 2 Term Notes, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, the Facility 8 Term Notes, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers, Conceptronic and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note, the Facility 1 Note, the Facility 2 Note, the Facility 2 Term Notes, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, the Facility 8 Term Notes, and/or the Financing Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         8.  SECURITY.  This  Note  is  secured  as  provided  in the  Financing
Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note: (a) ______ The failure of the Borrowers to pay to the Lender when due, after all applicable grace periods, if any, and all amounts payable by the Borrowers to the Lender under the terms of this Note; or (b) ______ The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents. 10. REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

          Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, none of the Borrowers shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any of the Borrowers or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any of the Borrowers which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any of the Borrowers to either of the Borrowers are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

         Each of the Borrowers further agree that, if any payment made by either of the Borrowers or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to either of the Borrowers, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         The JOINT AND SEVERAL obligations of each of the Borrowers under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

         11. ______ EXPENSES. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

         12. ______ NOTICES. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.01 of the Financing Agreement.

         13. ______ MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         14. ______ PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         15. ______ CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         16. ______ APPLICABLE LAW. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

         17. _______ ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE

SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AGREEMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (A) ______ SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE
ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

                  (B) ______ RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER:
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI SIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         18. ______ CONSENT TO JURISDICTION. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

         19. ______ WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR EITHER OF THEM, AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO
(A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:                          ARGUSS HOLDINGS, INC.



______________________________           By:______________________________(SEAL)
                                              Arthur F. Trudel
                                              Chief Financial Officer

WITNESS/ATTEST:                          WHITE MOUNTAIN CONSTRUCTION
                                          CABLE CORP.



______________________________           By:______________________________(SEAL)
                                              Arthur F. Trudel
                                              Vice President

                            REVOLVING PROMISSORY NOTE
                                  (Facility 8)

$7,000,000.00                                                Rockville, Maryland
                                                                   June 26, 1998

         FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. a corporation organized under the laws of the State of Delaware and WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized under the laws of the State of Delaware (collectively, the "Borrowers" and each a "Borrower"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"), the principal sum of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced and readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. _______ INTEREST. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, all amounts outstanding hereunder shall bear interest at the LIBOR Rate (as hereinafter defined), plus one hundred and sixty five basis points (1.65%) rounded upward to the nearest basis point. For purposes hereof, the "LIBOR Rate" shall mean a fluctuating rate equal to the daily London Interbank Offered Rate for thirty (30) days U.S. Dollar deposits as quoted by the Lender as of 11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time (the "LIBOR Rate"). The interest rate on all sums accruing interest at the LIBOR Rate under this Note shall change on the first day of each month, based on the LIBOR Rate as of the last day of the immediately preceding month.

         2. _______ PAYMENTS AND MATURITY. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:
                   (a) _____ Interest on the unpaid Principal Sum shall be due and payable monthly, commencing July 31, 1998, and on the last day of each month thereafter to maturity; and

                  (b) ______ Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on May 31, 1999.

          The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         3. ________ CONVERSION PERIOD. Advances under this Note shall from time to time be converted to one or more term loans pursuant to Section 2.0_ (a) of the Financing Agreement. Amounts converted to term loans and outstanding under such term loans shall reduce the maximum principal amount available under this Note by an equivalent amount.

         4. _______ DEFAULT INTEREST. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of the then highest current rate or rates of interest hereunder until such Event of Default is cured.

         5. _______ LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         6. _______ APPLICATION AND PLACE OF PAYMENTS. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum, with application first made to all principal installments then due hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. Notwithstanding any provision contained herein to the contrary, any portion of a permitted partial prepayment applied to the unpaid Principal Sum shall be applied first to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Bethesda, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrowers' Account Number 003918973721 on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrowers from their joint and several obligation to make such payment when it is due.

         7. _______ FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is the "Facility 8 Note" described in a Sixth Amendment to Financing and Security Agreement of even date herewith by and among the Borrowers, Conceptronic, Inc. ("Conceptronic") and the Lender, which Sixth Amendment to Financing and Security Agreement amends that certain Financing and Security Agreement dated as of September 11, 1997 by and among the Borrowers, Conceptronic and the Lender (the Financing and Security Agreement, as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Facility 1 Note, the Facility 2 Note, the Facility 2 Term Notes, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note and the Facility 8 Term Notes, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers, Conceptronic and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note, the Facility 1 Note, the Facility 2 Term Notes, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note and the Facility 8 Term Notes and/or the Financing Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         8. _______ PREPAYMENT. ________ During any Conversion Period, the Borrowers may prepay the Principal Sum in whole or in part, at any time or from time to time, without premium or penalty. Any prepayment made not within any Conversion Period, in whole or in part, will not affect the Borrowers' joint and several obligation to continue making payment in connection with any swap agreement (as defined in 11 U.S.C. 101), which will remain in full force and effect notwithstanding that prepayment.

         9.  SECURITY.  This  Note  is  secured  as  provided  in the  Financing
Agreement.

         10. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

                  (a) ______ The failure of the Borrowers to pay to the Lender when due, after all applicable grace periods, if any, any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

                  (b) ______ The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

         11. ______ REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

          Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, the Borrowers shall not have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any of the Borrowers or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any of the Borrowers which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any of the Borrowers to either of the Borrowers are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

         Each of the Borrowers further agree that, if any payment made by either of the Borrowers or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to either of the Borrowers, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

         12. ______ EXPENSES. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

         13. ______ NOTICES. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.01 of the Financing Agreement.

         14. ______ MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         15. ______ PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         16. ______ CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         17. ______ APPLICABLE LAW. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

         18. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS,

INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AGREEMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (A) ______ SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE
ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

                  (B) ______ RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER:
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI SIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         19. ______ CONSENT TO JURISDICTION. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

         20. ______ WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR EITHER OF THEM, AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO
(A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED

OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:                        ARGUSS HOLDINGS, INC.



______________________________         By:______________________________(SEAL)
                                             Arthur F. Trudel
                                             Chief Financial Officer

WITNESS/ATTEST:                        WHITE MOUNTAIN CONSTRUCTION
                                         CABLE CORP.


______________________________         By:______________________________(SEAL)
                                            Arthur F. Trudel
                                             Vice President

                                                                    EXHIBIT A-10
                              TERM PROMISSORY NOTE
                                  (FACILITY 8)



$_________________                                           Rockville, Maryland
                                                             ____________, 199__

         FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware and WHITE MOUNTAIN CABLE CONSTRUCTION
CORP., a corporation organized under the laws of the State of Delaware (collectively, the "Borrowers" and each a "Borrower"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"), the principal sum of __________________________________________________________________ AND DOLLARS
($________________) (the "Principal Sum"), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. _______ INTEREST. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, all amounts outstanding hereunder shall bear interest at the LIBOR Rate (as hereinafter defined), plus one hundred and sixty five basis points (1.65%) rounded upward to the nearest basis point. For purposes hereof, the "LIBOR Rate" shall mean a fluctuating rate equal to the daily London Interbank Offered Rate for thirty (30) days U.S. Dollar deposits as quoted by the Lender as of 11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time (the "LIBOR Rate"). The interest rate on all sums accruing interest at the LIBOR Rate under this Note shall change on the first day of each month, based on the LIBOR Rate as of the last day of the immediately preceding month. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         2. _______ PAYMENTS AND MATURITY. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                  (a) _______ The unpaid Principal Sum shall be due and payable in monthly installments of principal in the amount of $___________________ each, plus accrued and unpaid interest, commencing ___________________, and on the last day of each month thereafter to maturity;

                  (b) ______ Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on __________ ____, 200_.

         3. _______ DEFAULT INTEREST. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

         4. _______ LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         5. _______ APPLICATION AND PLACE OF PAYMENTS. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum, with application first made to all principal installments then due hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. Notwithstanding any provision contained herein to the contrary, any portion of a permitted partial prepayment applied to the unpaid Principal Sum shall be applied first to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Bethesda, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrowers' Account Number 003918973721 on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrowers from their joint and several obligation to make such payment when it is due.

         6. _______ FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is one of the "Facility 8 Term Notes" described in a Sixth Amendment to Financing and Security Agreement dated June _, 1998 by and among the Borrowers, Conceptronic, Inc. ("Conceptronic") and the Lender which amends that certain Financing and Security Agreement dated September 11, 1997 by and among the Borrower, Conceptronics and the Borrowers (the Financing and Security Agreement as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Facility 1 Note, the Facility 2 Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers, Conceptronic and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note, the Facility 1 Note, the Facility 2 Note, the Facility 3 Note, the Facility 4 Note, the Facility 5 Note, the Facility 6 Note, the Facility 7 Note, the Facility 8 Note, and/or the Financing Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         7. _______ PREPAYMENT. ________ The Borrowers may prepay the Principal Sum in whole or in part, at any time or from time to time, without premium or penalty. Any prepayment, in whole or in part, will not affect the Borrowers' joint and several obligation to continue making payment in connection with any swap agreement (as defined in 11 U.S.C. 101), which will remain in full force and effect notwithstanding that prepayment.

         8.  SECURITY.  This  Note  is  secured  as  provided  in the  Financing
Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

                  (a) ______ The failure of the Borrowers to pay to the Lender when due, after all applicable grace periods, if any, and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

                  (b) ______ The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

         10. REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

          Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, the Borrowers shall not have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any of the Borrowers or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any of the Borrowers which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any of the Borrowers to either of the Borrowers are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

         The Borrowers further agree that, if any payment made by any of the Borrowers or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to any of the Borrowers, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         The JOINT AND SEVERAL obligations of each of the Borrowers under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

         11. ______ EXPENSES. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

         12. ______ NOTICES. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 11.01 of the Financing Agreement.

         13. ______ MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         14. ______ PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         15. ______ CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         16. ______ APPLICABLE LAW. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

         17. _______ ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS

INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AGREEMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  (A) ______ SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE
ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

                  (B) ______ RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER:
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI SIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE

RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         18. ______ CONSENT TO JURISDICTION. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

         19. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR EITHER OF THEM, AND THE LENDER MAY BE PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:                        ARGUSS HOLDINGS, INC.



______________________________         By:______________________________(SEAL)
                                             Arthur F. Trudel
                                             Chief Financial Officer

WITNESS/ATTEST:                        WHITE MOUNTAIN CONSTRUCTION
                                         CABLE CORP.


______________________________         By:______________________________(SEAL)
                                             Arthur F. Trudel
                                             Vice President


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